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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 18, 1999

                       LIGAND PHARMACEUTICALS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                    000-20720                       77-0160744
(State or other           (Commission File Number)          (I.R.S. Employer
jurisdiction of                                             Identification No.)
 incorporation)

10275 Science Center Drive, San Diego, California                     92121
    (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (858) 550-7500

         (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS.

     On December 18, 1999, Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company") completed its exchange offer (the "Exchange Offer") with respect to certain of the Company's outstanding warrants to purchase shares of its common stock par value $0.001 per share (the "Common Stock"). The Exchange Offer relates to warrants (the "Warrants") originally issued in a public offering with Allergan Ligand Retinoid Therapeutics, Inc. for the purchase of Common Stock at an exercise price of $7.12 per share (the "Warrants"). Under the terms of the Exchange Offer the Company offered to exchange each outstanding Warrant, together with a payment to the Company of $7.12 per share for which such Warrant is exercisable, for the number of newly issued shares of Common Stock for which such Warrant is exercisable, plus an amount of $1.12 in cash, net, without interest, per share of Common Stock, in accordance with the terms and subject to the conditions set forth in the Exchange Offer.

     The Exchange Offer expired at 12:01 am, New York City time, on December 18, 1999. Under the terms of the Exchange Offer, the Company accepted for exchange and exchanged Warrants for the purchase of approximately 2.3 million Shares and net cash proceeds of approximately $13.9 million. The shares of Common Stock issued in exchange for the Warrants represent approximately 4.6% of the Common Stock outstanding as of December 23, 1999. The total amount of funds required to be paid by the Company in the transaction were obtained from the funds acquired from the participating Warrantholders.

     Reference is made to the Company's Issuer Tender Offer Statement on
Schedule 13E-4 (including the exhibits attached thereto), as amended, initially filed with the Securities and Exchange Commission on November 19, 1999, and to the exhibits attached hereto and incorporated herein by reference for additional information concerning the Exchange Offer.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit                              Description

        (a)                               Not applicable.
---------------------
        (b)                               Not applicable.
---------------------
        (c)                               Not applicable.
---------------------
        (d)                  99.1         Press Release dated December 21, 1999 announcing the completion of the
                                          Exchange Offer. (1)
-----------------------

(1)      Filed herewith.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LIGAND PHARMACEUTICALS INCORPORATED


Date:  December 23, 1999              By:  /s/ PAUL V. MAIER
                                      --------------------------------
                                      Paul V. Maier
                                      Senior Vice President and
                                      Chief Financial Officer


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INDEX TO EXHIBITS

99.1 Press Release dated December 21, 1999 announcing the completion of the Exchange Offer